Schwab Investments
(the “Trust”)
Supplement dated March 16, 2009
to the Schwab Global
Real Estate Fund Prospectus
dated June 27, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
The information with regard to David Siopack on Page 10 of the Prospectus is deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.